UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 11, 2008 (January 10, 2008)

ATLANTIC SOUTHERN FINANCIAL GROUP, INC.

(Exact name of Registrant as Specified in Charter)

Georgia	000-51112	20-2118147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 Bass Road, Macon, Georgia 31210

(Address of Principal Executive Offices)

(478) 476-2170

Registrant’s telephone number, including area code

4077 Forsyth Road, Macon, Georgia 31210

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operation and Financial Condition

     On January 10, 2008, Atlantic Southern Financial Group, Inc., the parent company of Atlantic Southern Bank, announced that its board of directors had declared a cash dividend of $0.03 per share at the January 10, 2008 board meeting.  The dividend is payable on February 15, 2008 to shareholders of record as of February 1, 2008.

Item 9.01                                             Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release dated January 10, 2008 (furnished, not “filed,” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATLANTIC SOUTHERN FINANCIAL GROUP, INC.

DATE: January 11, 2008	By:	/s/ Carol W. Soto
Carol W. Soto
Secretary and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press release dated January 10, 2008.